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                                                                      EXHIBIT 23



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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To the Stockholders and Board of Directors of
J. C. Penney Company, Inc.


We consent to incorporation by reference in: (1) the Registration Statement (No. 33-28390) on Form S-8;(2) the Registration Statement (No. 33-59666) on Form S-8; (3)the Registration Statement (No. 33-59668) on Form S-8; (4) the Registration Statement (No. 33-66070) on Form S-8; (5) the Registration Statement (No. 33-66072) on Form S-8; (6) the Registration Statement (No. 33-53275) on Form S-3; (7) the Registration Statement (No. 33-56993) on Form S-8; and (8) the Registration Statement (No. 33-56995) on Form S-8 of J. C. Penney Company, Inc. of our report dated February 23, 1995 relating to the consolidated balance sheets of J. C. Penney Company, Inc. and subsidiaries as of January 28, 1995, January 29, 1994, and January 30, 1993, and the related consolidated statements of income, reinvested earnings, and cash flows for the years then ended, which report appears in the 1994 Annual Report to Stockholders of J. C. Penney Company, Inc., which Annual Report is incorporated by reference in the Annual Report on Form 10-K of J. C. Penney Company, Inc. for the year ended January 28, 1995, and to our report dated February 23, 1995, relating to the financial statement schedule of J. C. Penney Company, Inc. and subsidiaries for each of the years in the three-year period ended January 28, 1995, which report appears in the Annual Report on Form 10-K of J. C. Penney Company, Inc. for the year ended January 28, 1995.

Our report refers to the adoption of the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain
                                                     ----------------------
Investments in Debt and Equity Securities, in 1994, and to the adoption of the
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Financial Accounting Standards Board's Statement of Financial Accounting
Standards No. 109, Accounting for Income Taxes, in 1993.
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                                              /s/ KPMG Peat Marwick LLP

                                              KPMG PEAT MARWICK LLP


Dallas, Texas
April 13, 1995